Exhibit 32.01
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                                 CERTIFICATION

     I, Gary D. Halbert, the President of ProFutures, Inc., as general partner of ProFutures Diversified Fund, L.P., certify that (i) the Form 10-K for the year ended December 31, 2005 of ProFutures Diversified Fund, L.P.. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the year ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of ProFutures Diversified Fund, L.P.



                                    PROFUTURES DIVERSIFIED FUND, L.P.

                                    By: ProFutures, Inc., general partner



                                    By: /s/ Gary D. Halbert

                                        ---------------------------------
                                        Gary D. Halbert
                                        President
                                        March 29, 2006